FIRST QUARTER 2010

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Dividends	9
• Leasing	9 – 11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 16
• Select Financial Ratios	17
• Debt Analysis:
• Debt Breakdown / Future Repayments	18
• Debt Maturities	19
• Debt Detail	20

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	22
• Consolidated Balance Sheets	23
• Consolidated Statement of Changes in Equity	24
• Statements of Funds from Operations	25
• Statements of Funds from Operations Per Diluted Share	26
• Reconciliation of Basic-to-Diluted Shares/Units	27

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	29
• Properties Commencing Initial Operations / Rental Property Sales	30
• Summary of Construction Projects	31
• Summary of Land Parcels	32

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	34 – 36
• Market Diversification (MSA’s)	37
• Industry Diversification (Top 30 Tenant Industries)	38
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	39
(b) Square Footage	40
(c) Base Rental Revenue	41
(d) Percentage Leased	42
• Consolidated Property Listing (by Property Type)	43 – 52
• Significant Tenants (Top 50 Tenants)	53 – 54
• Schedules of Lease Expirations (by Property Type)	55 – 59

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

     Among the factors about which the Company has made assumptions are:

•
Risks and uncertainties affecting the general economic climate and conditions, including the impact of the general economic recession as it impacts the national and local economies, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.6 billion at March 31, 2010.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 288 properties, primarily class A office and office/flex buildings, totaling approximately 33.1 million square feet, serving as home to approximately 2,100 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2010)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	288
Total Square Feet	33.1 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.7 million square feet
Northeast Presence	33.1 million square feet
Common Shares and
Units Outstanding	92.5 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	5.1%
Total Market Capitalization	$5.6 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	Keefe, Bruyette & Woods, Inc. Sheila K. McGrath (212) 887-7793
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Deutsche Bank North America John N. Perry (212) 250-4912	Morgan Stanley Paul Morgan (212) 761-8576
Goldman Sachs & Co. Sloan Bohlen (212) 902-2796	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Green Street Advisors Michael Knott (949) 640-8780	UBS Investment Research Ross T. Nussbaum (212) 713-2484

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2010 amounted to $66.5 million, or $0.72 per share.

Net income available to common shareholders for the first quarter 2010 equaled $14.5 million, or $0.18 per share.

Total revenues for the first quarter 2010 were $195.9 million.

All per share amounts presented above are on a diluted basis.

The Company had 79,184,996 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 13,305,106 common operating partnership units outstanding as of March 31, 2010. The Company had a total of 92,490,102 common shares/common units outstanding at March 31, 2010.

As of March 31, 2010, the Company had total indebtedness of approximately $2.3 billion, with a weighted average annual interest rate of 6.70 percent. The Company had a debt-to-undepreciated assets ratio of 39.9 percent at March 31, 2010. The Company had an interest coverage ratio of 2.7 times for the quarter ended March 31, 2010.

On January 15, 2010, the Company refinanced its $150 million secured loan with The Prudential Insurance Company of America.  The new loan also includes VPCM, LLC, a wholly-owned subsidiary of the Virginia Retirement System, as co-lender. The mortgage loan, which is collateralized by seven properties, is for a 7-year term and carries an interest rate of 6.25 percent.

Dividends

In March, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the first quarter 2010, which was paid on April 12, 2010 to shareholders of record as of April 6, 2010.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period January 15, 2010 through April 14, 2010.  The dividend was paid on April 15, 2010 to shareholders of record as of April 6, 2010.

Leasing

Mack-Cali’s consolidated in-service portfolio was 88.8 percent leased at March 31, 2010, as compared to 90.1 percent leased at December 31, 2009.

For the quarter ended March 31, 2010, the Company executed 112 leases at its consolidated in-service portfolio totaling 802,621 square feet, consisting of 555,594 square feet of office space and 247,027 square feet of office/flex space.  Of these totals, 308,096 square feet were for new leases and 494,525 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

-
Par Pharmaceutical, Inc., a developer, manufacturer and marketer of generic drugs and innovative proprietary pharmaceuticals for specialty markets, signed a five-year lease renewal for 59,485 square feet at 300 Tice Boulevard in Woodcliff Lake.  The 230,000 square-foot office building is 96 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

-
The law offices of Lum, Drasco & Positan, LLC signed a five-year and seven-month renewal for 19,379 square feet at 103 Eisenhower Parkway in Roseland. The 151,545 square-foot office building, located at Eisenhower/280 Corporate Center, is 65.9 percent leased.

-
ADP/Statewide Insurance, through its services arm ADP Management Associates, LLC, signed a new 11-year lease for 16,165 square feet at 325 Columbia Turnpike in Florham Park. The 168,144 square-foot office building is 78.9 percent leased.

-
Ultra Logistics, Inc., a transportation logistics company, signed a new 10-year lease for 12,388 square feet at 1717 Route 208 North in Fair Lawn.  The 143,000 square-foot office building is 100 percent leased.

-
Werum America, Inc., a supplier of manufacturing execution systems for the pharmaceutical and biopharmaceutical industries, signed a new eight-year lease for 10,044 square feet at Five Sylvan Way in Parsippany. The 151,383 square-foot office building, located in Mack-Cali Business Campus, is 98.3 percent leased.

CENTRAL NEW JERSEY:

-
Telcordia Technologies, Inc., a developer of fixed, mobile, and broadband communications software and services, signed a three-year and three-month renewal for 47,857 square feet at One River Centre, Building Two, in Red Bank. The 120,360 square-foot office building is 93 percent leased.

-
Jersey Mortgage Company of New Jersey, Inc. signed a five-year four-month renewal for 11,011 square feet at 20 Commerce Drive. The 176,600 square-foot office building located in Cranford Business Park is 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:

-	Telecommunications service provider Nextel of New York, Inc., signed a five-year renewal for 20,292 square feet at 565 Taxter Road in Elmsford.

-
Also at 565 Taxter Road, Nationwide Mutual Insurance Company, an insurance and financial services company, signed a three-year renewal for 13,448 square feet. The 170,554 square-foot office building located in Taxter Corporate Park is 93.6 percent leased.

-
The law firm of McCarthy Fingar, LLP signed a ten-year renewal for 20,000 square feet at 11 Martine Avenue in White Plains. The 180,000 square-foot office building, located in Westchester Financial Center, is 78.4 percent leased.

-
Fitness club operator Chiara LLC, signed a new, 20,516 square-foot lease for 12 years and five months at One Odell Plaza in Yonkers. The 106,000 square-foot office/flex building, located in South Westchester Executive Park, is 99.9 percent leased.

-
AVR Realty Company, LLC signed a five-year renewal for 12,541 square feet at 1 Executive Boulevard in Yonkers. The 112,000 square-foot office building located in South Westchester Executive Park, is 100 percent leased.

-
The Crystal Spoon Corp., a corporate caterer, signed a transaction totaling 10,958 square feet at 175 Clearbrook Road in Elmsford. The transaction represented an expansion of 5,158 square feet for eight years and a renewal of 5,800 square feet for four years and 10 months. 175 Clearbrook Road, located in the Cross Westchester Executive Park, is a 98,900 square-foot office/flex building and is 100 percent leased.

CONNECTICUT:

-
Courier service FedEx Ground Package System, Inc., signed a new three-year lease for the entire 66,000 square-foot office/flex building at 600 West Avenue located in the Stamford Executive Park in Stamford.

-
American Diagnostica Inc., a subsidiary of Sekisui Medical Co., Ltd., signed transactions totaling 17,800 square feet at 500 West Avenue in Stamford, including a three-year renewal for 10,750 square feet and a three-year, six-month expansion for 7,050 square feet. The 25,000 square-foot office/flex building, located in Stamford Executive Park, is 100 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

SUBURBAN PHILADELPHIA:

-
T&M Associates, an engineering firm, signed a seven-year and three-month renewal for 19,000 square feet at 1256 North Church Street in Moorestown. The 63,495 square-foot office/flex building, located in Moorestown West Corporate Center, is 100 percent leased.

-
MTS Software Solutions Inc., a provider of material testing software products, signed a new seven-year lease for 15,400 square feet at 225 Executive Drive in Moorestown. The 50,600 square-foot office/flex building, also in the Moorestown West Corporate Center, is 79.1 percent leased.

WASHINGTON, DC/MARYLAND:

-
Police Foundation, an organization that supports innovation and improvement in policing, signed a ten-year six-month renewal for 10,998 square feet at 1201 Connecticut Ave. N.W. in Washington DC.  The 169,549 square-foot office building is 100 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 26.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Key Financial Data

			As of or for the three months ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Shares and Units:
Common Shares Outstanding	79,184,996	78,969,752	78,554,827	78,334,220	66,424,213
Common Units Outstanding	13,305,106	13,495,036	13,821,755	14,024,755	14,435,743
Combined Shares and Units	92,490,102	92,464,788	92,376,582	92,358,975	80,859,956
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (a)	92,338,550	92,165,843	92,133,114	88,000,033	80,920,580
Weighted Average- Diluted (b)	92,449,992	92,303,037	92,245,107	88,000,033	80,920,580
Common Share Price ($’s):
At the end of the period	35.25	34.57	32.33	22.80	19.81
High during period	36.31	36.23	37.63	28.01	23.97
Low during period	30.33	29.31	21.13	18.32	13.73

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	3,288,410	3,224,537	3,014,578	2,134,041	1,627,632
Total Debt	2,336,930	2,337,437	2,337,875	2,090,433	2,254,121
Total Market Capitalization	5,625,340	5,561,974	5,352,453	4,224,474	3,881,753
Total Debt/ Total Market Capitalization	41.54%	42.03%	43.68%	49.48%	58.07%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,684,305	4,721,637	4,757,236	4,535,045	4,409,128
Gross Book Value of Real Estate Assets	5,176,004	5,186,208	5,184,411	5,158,812	4,937,170
Total Liabilities	2,564,599	2,578,447	2,576,391	2,336,004	2,471,318
Total Equity	2,119,706	2,143,190	2,180,845	2,199,041	1,937,810
Total Revenues	195,893	194,904	193,617	189,338	186,666
Capitalized Interest	343	297	259	186	660
Scheduled Principal Payments	507	438	421	3,794	3,130
Interest Coverage Ratio	2.69	2.42	3.08	3.28	3.08
Fixed Charge Coverage Ratio	2.59	2.34	2.97	2.89	2.71
Net Income	17,377	1,717	22,789	24,625	14,597
Net Income Available to Common Shareholders	14,509	1,006	19,087	20,374	12,101
Earnings per Share—diluted	0.18	0.01	0.24	0.28	0.18
FFO per Share—diluted (d)	0.72	0.60	0.81	0.87	0.84
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	62.52%	75.16%	55.34%	51.78%	53.48%

Portfolio Size:
Properties	288	289	288	295	294
Total Square Footage	33,062,419	33,183,723	33,083,723	33,750,420	33,751,011
Sq. Ft. Leased at End of Period (e) (f)	88.8%	90.1%	90.0%	90.6%	90.7%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended March 31,			%
	2010	2009	Change	Change

Total Property Revenues	$172,564	$178,915	$(6,351)	(3.5)

Real Estate Taxes	21,036	23,426	(2,390)	(10.2)
Utilities	19,437	20,877	(1,440)	(6.9)
Operating Services	27,178	26,724	454	1.7
Total Property Expenses:	67,651	71,027	(3,376)	(4.8)

GAAP Net Operating Income	104,913	107,888	(2,975)	(2.8)

Less: straight-lining of rents adj.	1,957	696	1,261	181.2

Net Operating Income	$102,956	$107,192	$(4,236)	(4.0)

Percentage Leased at Period End	88.5%	90.6%

Total Properties:	255

Total Square Footage:	29,245,361

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	6	New Jersey	68.6%	664,884	n/a
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	100.0%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,010	8.33%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	92.9%	527,015	10.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	1,481,000	15.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2010 and December 31, 2009 (dollars in thousands):

	March 31, 2010
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$ 9,407	$65,900	$23,955	$ 68,449	$38,092	--	$14,962	--	--	$220,765
Other assets	1,210	10,311	5,838	8,824	21,847	$ 1,897	1,021	$46,290	$1,813	99,051
Total assets	$10,617	$76,211	$29,793	$ 77,273	$59,939	$ 1,897	$15,983	$46,290	$1,813	$319,816
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$73,306	$20,679	$ 77,758	$50,747	--	$ 4,671	--	--	$227,161
Other liabilities	$ 533	5,277	54	2,381	3,371	--	--	--	--	11,616
Partners’/members’ capital (deficit)	10,084	(2,372)	9,060	(2,866)	5,821	$ 1,897	11,312	$46,290	$ 1,813	81,039
Total liabilities and partners’/ members’ capital (deficit)	$10,617	$76,211	$29,793	$ 77,273	$59,939	$ 1,897	$15,983	$46,290	$1,813	$319,816
Company’s investment in unconsolidated joint ventures, net	$ 4,964	$ 92	$ 4,264	--	$ 1,432	$ 1,227	$ 9,688	$13,061	$ 782	$35,510

	December 31, 2009
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$ 9,560	$61,836	$24,884	$ 73,037	$38,722	--	$15,265	--	--	$223,304
Other assets	997	15,483	4,623	8,631	22,034	$ 1,998	1,068	$45,884	$1,780	102,498
Total assets	$10,557	$77,319	$29,507	$ 81,668	$60,756	$ 1,998	$16,333	$45,884	$1,780	$325,802
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$73,553	$20,764	$ 90,288	$51,186	--	$ 5,007	--	--	$240,798
Other liabilities	$ 532	4,458	162	2,589	3,928	--	--	--	--	11,669
Partners’/members’ capital (deficit)	10,025	(692)	8,581	(11,209)	5,642	$ 1,998	11,326	$45,884	$1,780	73,335
Total liabilities and partners’/ members’ capital (deficit)	$10,557	$77,319	$29,507	$ 81,668	$60,756	$ 1,998	$16,333	$45,884	$1,780	$325,802
Company’s investment in unconsolidated joint ventures, net	$ 4,935	$ 860	$ 4,104	--	$ 1,211	$ 1,259	$ 9,599	$12,948	$ 764	$35,680

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2010 and 2009 (dollars in thousands):

	Three Months Ended March 31, 2010
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$ 261	$ 5,107	$ 1,757	$11,718	$3,311	$ 44	$ 594	--	--	--	$22,792
Operating and other	(49)	(4,453)	(212)	(1,699)	(1,859)	--	(14)	$ (191)	$ (57)	--	(8,534)
Depreciation and amortization	(153)	(1,110)	(220)	(1,003)	(842)	--	(316)	--	--	--	(3,644)
Interest expense	--	(1,080)	(83)	(673)	(430)	--	(86)	--	--	--	(2,352)

Net income	$ 59	$(1,536)	$ 1,242	$ 8,343	$ 180	$ 44	$ 178	$ (191)	$ (57)	--	$ 8,262
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 30	$ (768)	$ 152	--	$ 28	$ 16	$ 89	$ (57)	$ (12)	--	$ (522)

	Three Months Ended March 31, 2009
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate		Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	M-G-G	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$ 188	$ 6,827	$ 810	$13,179	$3,171	$ 64	$ 595	--	$ 1	$ 720	$25,555
Operating and other	(43)	(4,979)	(249)	(5,336)	(1,669)	--	(19)	$(1,120)	--	(1,108)	(14,523)
Depreciation and amortization	(153)	(998)	(148)	(4,834)	(906)	--	(128)	--	--	(453)	(7,620)
Interest expense	--	(1,144)	(83)	(3,644)	(475)	--	(121)	--	--	(306)	(5,773)

Net income	$ (8)	$ (294)	$ 330	$ (635)	$ 121	$ 64	$ 327	$(1,120)	$ 1	$(1,147)	$(2,361)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ (4)	$ 746	$ 165	$ (712)	$ 16	$ 18	$ 164	$(1,153)	--	$(4,354)	$(5,114)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2010	2009
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	49.89%	51.12%

Total Debt/ Total Market Capitalization (Market value) (%)	41.54%	58.07%

Total Debt/ Total Undepreciated Assets (%)	39.91%	41.40%

Secured Debt/ Total Undepreciated Assets (%)	12.88%	10.82%

	Three Months Ended March 31,
	2010	2009
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.69	3.08

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.66	2.81

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.59	2.71

FFO Payout (Dividends Declared/Funds from Operations) (%)	62.52%	53.48%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Debt Analysis
(as of March 31, 2010)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,582,695	67.73%	6.37%	3.85
Fixed Rate Secured Debt	754,235	32.27%	7.39%	7.12
Totals/Weighted Average:	$2,336,930	100.00%	6.70%	4.90

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2010	$ 6,199	$184,500	$190,699	5.65%
2011	9,217	300,000	309,217	7.92%
2012	10,687	210,148	220,835	6.21%
2013	11,319	145,223	156,542	5.39%
2014	10,472	335,257	345,729	6.82%
Thereafter	44,768	1,102,532	1,147,300	6.91%
Sub-total	92,662	2,277,660	2,370,322
Adjustment for unamortized debt discount/premium and market to market, net, as of March 31, 2010	(33,392)	--	(33,392)
Totals/Weighted Average:	$ 59,270	$2,277,660	$2,336,930	6.70%

(a)	No variable rate borrowings were outstanding as of March 31, 2010.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Debt Maturities
(dollars in thousands)

	April 1 – December 31, 2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
Prudential Portfolio								$141,151				$141,151
105 Challenger	$19,500											19,500
2200 Renaissance Boulevard			$15,234									15,234
Soundview Plaza				$14,889								14,889
9200 Edmonston Road				4,229								4,229
6305 Ivy Lane					$5,726							5,726
6301 Ivy Lane					5,320							5,320
35 Waterview					18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview					65,035							65,035
4 Sylvan Way					14,575							14,575
10 Independence					16,924							16,924
395 West Passaic					9,492							9,492
4 Becker							$40,322					40,322
5 Becker							14,535					14,535
210 Clay							14,267					14,267
51 Imclone							3,847					3,847
23 Main Street									$26,566			26,566
Harborside Plaza 5									204,970			204,970
100 Walnut Avenue										$17,280		17,280
One River Center										39,586		39,586
581 Main Street											$ 8	8
Total Secured Debt:	$19,500	--	$15,234	$19,118	$135,257	--	$72,971	$141,151	$231,536	$56,866	$ 8	$691,641

Unsecured Debt:
Unsecured credit facility		--										--
5.050% unsecured notes due 4/10	$150,000											$150,000
7.835% unsecured notes due 12/10	15,000											15,000
7.750% unsecured notes due 2/11		$300,000										300,000
5.250% unsecured notes due 1/12			$100,000									100,000
6.150% unsecured notes due 12/12			94,914									94,914
5.820% unsecured notes due 3/13				$26,105								26,105
4.600% unsecured notes due 6/13				100,000								100,000
5.125% unsecured notes due 2/14					$200,000							200,000
5.125% unsecured notes due 1/15						$150,000						150,000
5.80% unsecured notes due 1/16							$200,000					200,000
7.75% unsecured notes due 8/19										$250,000		250,000
Total Unsecured Debt:	$165,000	$300,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	--	$250,000	--	$1,586,019

Total Debt:	$184,500	$300,000	$210,148	$145,223	$335,257	$150,000	$272,971	$141,151	$231,536	$306,866	$ 8	$2,277,660

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Debt Detail
(dollars in thousands)

		Effective
Property Name	Lender	Interest Rate	March 31,	December 31,	Date of Maturity
			2010	2009
Senior Unsecured Notes: (a)
5.050%, Senior Unsecured Notes	public debt	5.265%	$149,998	$149,984	04/15/10
7.835%, Senior Unsecured Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, Senior Unsecured Notes	public debt	7.930%	299,857	299,814	02/15/11
5.250%, Senior Unsecured Notes	public debt	5.457%	99,647	99,599	01/15/12
6.150%, Senior Unsecured Notes	public debt	6.894%	93,578	93,455	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,779	25,751	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,908	99,901	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,929	200,989	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,556	149,533	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,445	200,464	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	247,998	247,944	08/15/19
Total Senior Unsecured Notes:			$1,582,695	$1,582,434

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	LIBOR +0.550%	--	--	6/22/11
Total Revolving Credit Facilities:			--	--

Property Mortgages: (c)
105 Challenger Road	Archon Financial CMBS	6.235%	$ 19,463	$19,408	06/06/10
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	16,510	16,619	12/01/12
Soundview Plaza	Morgan Stanley CMBS	6.015%	16,486	16,614	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,765	4,804	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,640	6,693	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	11,621	11,735	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,249	6,297	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,542	19,613	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	60,605	60,409	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,366	14,357	08/11/14
10 Independence	Wachovia CMBS	12.440%	15,403	15,339	08/11/14
4 Becker	Wachovia CMBS	9.550%	36,475	36,281	05/11/16
5 Becker	Wachovia CMBS	12.830%	11,225	11,111	05/11/16
210 Clay	Wachovia CMBS	13.420%	11,216	11,138	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,897	3,899	05/11/16
Various (d)	Prudential Insurance	6.333%	150,000	150,000	01/15/17	(e)
23 Main Street	JPMorgan CMBS	5.587%	31,912	32,042	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	236,583	237,248	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,585	19,600	02/01/19
One River Center (f)	Guardian Life Ins. Co.	7.311%	44,865	44,900	02/01/19
581 Main Street (g)	Valley National Bank	6.935%	16,827	16,896	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$754,235	$755,003
Total Debt:			$2,336,930	$2,337,437

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $775 million and has a one year extension option.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	Mortgage is collateralized by seven properties.
(e)	On January 15, 2010, the Company extended the mortgage loan until January 15, 2017 at an effective interest rate of 6.33 percent.
(f)	Mortgage is collateralized by the three properties compromising One River Center.
(g)	The coupon interest rate will be reset at the end of year 10 and year 20 at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended
	March 31,
Revenues	2010	2009
Base rents	$153,785	$149,326
Escalations and recoveries from tenants	26,353	27,949
Construction services	10,862	3,911
Real estate services	1,976	2,526
Other income	2,917	2,954
Total revenues	195,893	186,666

Expenses
Real estate taxes	22,337	23,471
Utilities	20,012	20,877
Operating services	28,993	27,942
Direct construction costs	10,293	3,714
General and administrative	8,414	10,082
Depreciation and amortization	48,597	48,272
Total expenses	138,646	134,358
Operating income	57,247	52,308

Other (Expense) Income
Interest expense	(39,369)	(32,794)
Interest and other investment income	21	197
Equity in earnings (loss) of unconsolidated joint ventures	(522)	(5,114)
Total other (expense) income	(39,870)	(37,711)
Income from continuing operations	17,377	14,597
Net income	17,377	14,597
Noncontrolling interest in consolidated joint ventures	87	632
Noncontrolling interest in Operating Partnership	(2,455)	(2,628)
Preferred stock dividends	(500)	(500)
Net income available to common shareholders	$14,509	$12,101

Basic earnings per common share:
Income from continuing operations	$ 0.18	$ 0.18
Net income available to common shareholders	$ 0.18	$ 0.18

Diluted earnings per common share:
Income from continuing operations	$ 0.18	$ 0.18
Net income available to common shareholders	$ 0.18	$ 0.18

Basic weighted average shares outstanding	78,973	66,484

Diluted weighted average shares outstanding	92,450	80,921

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	March 31,	December 31,
Assets	2010	2009
Rental property
Land and leasehold interests	$772,403	$ 771,794
Buildings and improvements	3,952,119	3,948,509
Tenant improvements	442,133	456,547
Furniture, fixtures and equipment	9,349	9,358
	5,176,004	5,186,208
Less – accumulated depreciation and amortization	(1,170,810)	(1,153,223)
Net investment in rental property	4,005,194	4,032,985
Cash and cash equivalents	274,066	291,059
Investments in unconsolidated joint ventures	35,510	35,680
Unbilled rents receivable, net	121,633	119,469
Deferred charges and other assets, net	214,002	213,674
Restricted cash	21,854	20,681
Accounts receivable, net of allowance for doubtful accounts
of $2,434 and $2,036	12,046	8,089

Total assets	$4,684,305	$4,721,637

Liabilities and Equity
Senior unsecured notes	$1,582,695	$1,582,434
Mortgages, loans payable and other obligations	754,235	755,003
Dividends and distributions payable	42,121	42,109
Accounts payable, accrued expenses and other liabilities	111,355	106,878
Rents received in advance and security deposits	51,681	54,693
Accrued interest payable	22,512	37,330
Total liabilities	2,564,599	2,578,447
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
79,184,996 and 78,969,752 shares outstanding	791	789
Additional paid-in capital	2,281,115	2,275,716
Dividends in excess of net earnings	(491,216)	(470,047)
Total Mack-Cali Realty Corporation stockholders’ equity	1,815,690	1,831,458

Noncontrolling interest in subsidiaries:
Operating Partnership	300,882	308,703
Consolidated joint ventures	3,134	3,029
Total noncontrolling interests in subsidiaries	304,016	311,732

Total equity	2,119,706	2,143,190

Total liabilities and equity	$4,684,305	$4,721,637

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
For the three months ended March 31, 2010
(in thousands) (unaudited)

					Additional	Dividends in	Noncontrolling
	Preferred Stock		Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2010	10	$25,000	78,970	$789	$2,275,716	$(470,047)	$311,732	$2,143,190
Net income	--	--	--	--	--	15,009	2,368	17,377
Preferred stock dividends	--	--	--	--	--	(500)	--	(500)
Common stock dividends	--	--	--	--	--	(35,678)	--	(35,678)
Common unit distributions	--	--	--	--	--	--	(5,942)	(5,942)
Increase in noncontrolling
interest	--	--	--	--	--	--	192	192
Redemption of common units
for common stock	--	--	190	2	4,343	--	(4,345)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	1	--	40	--	--	40
Stock options exercised	--	--	11	--	311	--	--	311
Stock Compensation	--	--	13	--	716	--	--	716
Rebalancing of ownership
percent between
parent and subsidiaries	--	--	--	--	(11)	--	11	--
Balance at March 31, 2010	10	$25,000	79,185	$791	$2,281,115	$(491,216)	$304,016	$2,119,706

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended March 31,
	2010	2009
Net income available to common shareholders	$ 14,509	$ 12,101
Add: Noncontrolling interest in Operating Partnership	2,455	2,628
Real estate-related depreciation and amortization on continuing operations (a)	49,578	53,362
Funds from operations available to common shareholders (b)	$ 66,542	$ 68,091

Diluted weighted average shares/units outstanding (c)	92,450	80,921

Funds from operations per share/unit – diluted	$ 0.72	$ 0.84

Dividend declared per common share	$ 0.45	$ 0.45

Dividend payout ratios:
Funds from operations-diluted	62.52%	53.48%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 1,986	$ 1,609
Tenant improvements and leasing commissions	$ 7,968	$ 8,025
Straight-line rent adjustments (d)	$ 2,288	$ 1,387
Amortization of (above)/below market lease intangibles, net (e)	$ 607	$ 2,109
Impairment charge included in equity in earnings (loss) (f)	--	$ 4,010

(a) Includes the Company’s share from unconsolidated joint ventures of $1,106 and $5,171for the three months ended March 31, 2010 and 2009, respectively.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,365 shares and 14,437 shares for the three months ended March 31, 2010 and 2009, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

(d) Includes the Company’s share from unconsolidated joint ventures of $25 and $160 for the three months ended March 31, 2010 and 2009, respectively.
(e) Includes the Company’s share from unconsolidated joint ventures of $8 and $439 for three months ended March 31, 2010 and 2009, respectively.
(f) Noncontrolling interest in consolidated joint ventures share of loss was $587.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Statements of Funds from Operations Per Diluted Share
and Funds from Operations Excluding Certain Non-Cash Items Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended March 31,
	2010	2009
Net income (loss) available to common shareholders	$0.18	$0.18
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.54	0.66
Funds from operations available to common shareholders (b)	$0.72	$0.84
Add: Non-cash impairment charge from equity in earnings (loss) in unconsolidated joint ventures	--	0.04
FFO Excluding Items	$0.72	$0.88
Dividend payout ratio for FFO Excluding Items	62.52%	50.92%
Diluted weighted average shares/units outstanding (c)	92,450	80,921

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.06 for the three months ended March 31, 2010 and 2009, respectively.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,365 shares and 14,437 shares for the three months ended March 31, 2010 and 2009, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended March 31,
	2010	2009
Basic weighted average shares outstanding:	78,973	66,484
Add: Weighted average common units	13,365	14,437
Basic weighted average shares/units:	92,338	80,921
Add: Stock options	57	--
Restricted Stock Awards	55	--
Diluted weighted average shares/units outstanding:	92,450	80,921

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
 (dollars in thousands)

For the three months ended March 31, 2010

None.

For the year ended December 31, 2009

Acquisition Date (a)	Property/Address	Location	# of Bldgs.	Rentable Square Feet
Office:
4/29/09	210 Clay Avenue	Lyndhurst, Bergen County, NJ	1	121,203
4/29/09	4 Becker Farm Road	Roseland, Essex County, NJ	1	281,762
4/29/09	5 Becker Farm Road	Roseland, Essex County, NJ	1	118,343
4/29/09	6 Becker Farm Road	Roseland, Essex County, NJ	1	129,732
4/29/09	75 Livingston Avenue	Roseland, Essex County, NJ	1	94,221
4/29/09	85 Livingston Avenue	Roseland, Essex County, NJ	1	124,595
4/29/09	2 Independence Way	Princeton, Mercer County, NJ	1	67,401
4/29/09	4 Sylvan Way	Parsippany, Morris County, NJ	1	105,135
4/29/09	20 Waterview Boulevard	Parsippany, Morris County, NJ	1	225,550
4/29/09	51 Imclone Drive	Branchburg, Somerset County, NJ	1	63,213
4/29/09	10 Independence Boulevard	Warren, Somerset County, NJ	1	120,528
Total Property Acquisitions:			11	1,451,683

(a)	Properties were previously accounted for under an unconsolidated joint venture. The Company began consolidating these assets on April 29, 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Properties Commencing Initial Operations
(dollars in thousands)

For the three months ended March 31, 2010

None.

For the year ended December 31, 2009

Date Placed In Service	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Current % Leased	Cost Incurred (a)
Wholly Owned:
03/01/09	22 Sylvan Way	Parsippany, Morris County, NJ	1	249,409	100%	$65,687

Unconsolidated Joint Ventures:
10/01/09	1 Jefferson Road	Parsippany, Morris County, NJ	1	100,000	100%	$20,987
Total Properties Commencing Initial Operations:			2	349,409	100%	$86,674

(a)	Amounts are as of December 31, 2009. Unconsolidated joint ventures information reflects the venture’s cost incurred and not Mack-Cali’s prorata share of such costs.

Rental Property Sales

The Company did not sell any properties during the quarter ended March 31, 2010 and the year ended December 31, 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 3/31/10	Total Estimated Costs	Current % Leased	Company Effective Ownership
Wholly Owned:
55 Corporate Drive	Bridgewater, NJ	Office	2011-3Q	1	205,000	$22,542	$50,906	100.0%	100.0%
Total				1	205,000	$22,542	$50,906	100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Used
Total:			386.1	12,476,450

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2010)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/09	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/10 (c)	Pct. Leased 3/31/10	Pct. Leased 12/31/09

Northern NJ	13,271,015	-	(317,618)	242,291	(75,327)	13,195,688	90.0%	90.5%
Central NJ	4,852,529	-	(166,020)	119,975	(46,045)	4,806,484	89.5%	90.3%
Westchester Co., NY	4,469,979	-	(178,242)	186,565	8,323	4,478,302	93.5%	93.3%
Manhattan	524,476	-	(291,831)	-	(291,831)	232,645	44.4%	100.0%
Sub. Philadelphia	3,144,638	-	(103,029)	104,499	1,470	3,146,108	89.1%	89.1%
Fairfield, CT	532,977	-	(94,699)	91,121	(3,578)	529,399	88.6%	89.2%
Washington, DC/MD	910,869	-	(34,594)	58,170	23,576	934,445	72.3%	70.5%
Rockland Co., NY	163,316	-	-	-	-	163,316	90.7%	90.7%
Total	27,869,799	-	(1,186,033)	802,621	(383,412)	27,486,387	88.8%	90.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2009	30,946,453
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of March 31, 2010	30,946,453

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2010 aggregating 53,057 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Leasing Statistics
(For the three months ended March 31, 2010)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	28	242,291	94,202	148,089	6.4	23.29	3.77
Central NJ	Office	14	98,564	14,394	84,170	3.5	23.91	3.68
	Office/Flex	5	21,411	13,335	8,076	7.7	20.67	3.40
Westchester Co., NY	Office	20	115,184	9,293	105,891	4.8	24.08	3.25
	Office/Flex	11	71,381	33,783	37,598	6.5	13.65	0.92
Sub. Philadelphia	Office	10	34,064	10,457	23,607	4.0	22.42	4.63
	Office/Flex	8	70,435	20,910	49,525	5.3	10.41	1.60
Fairfield Co., CT	Office	3	7,321	6,899	422	3.8	19.04	3.17
	Office/Flex	3	83,800	66,000	17,800	3.0	14.27	0.48
Washington, DC/MD	Office	10	58,170	38,823	19,347	6.8	21.40	3.70

Total		112	802,621	308,096	494,525	5.3	20.27	3.00

Detail by Property Type
	Office	85	555,594	174,068	381,526	5.4	23.25	3.69
	Office/Flex	27	247,027	134,028	112,999	5.1	13.54	1.36

Total		112	802,621	308,096	494,525	5.3	20.27	3.00

Tenant Retention:	Leases Retained	52.2%
	Sq. Ft. Retained	41.7%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $8,832,575 and commissions of $3,831,039 committed, but not necessarily expended, during the period for second generation space aggregating 797,342 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Leasing Statistics
(For the three months ended March 31, 2010)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/09	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/10	Pct. Leased 3/31/10	Pct. Leased 12/31/09

Northern NJ	894,094	61,043	-	-	-	955,137	89.2%	81.8%
Central NJ	920,489	-	(41,690)	36,036	(5,654)	914,835	87.6%	88.1%

Total	1,814,583	61,043	(41,690)	36,036	(5,654)	1,869,972	88.4%	84.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2009	2,137,270
Total sq. ft. of properties added this period	100,010
Total sq. ft. of properties sold this period	(121,314)
Total sq. ft. as of March 31, 2010	2,115,966

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Central NJ	7	36,036	1,194	34,842	2.9	22.25	2.05

Total	7	36,036	1,194	34,842	2.9	22.25	2.05

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $56,220 and commissions of $159,197 committed, but not necessarily expended, during the period for second generation space aggregating 36,036 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	135,641,406	22.0	6,495,715	20.9
Jersey City, NJ	117,783,969	19.1	4,317,978	14.0
Westchester-Rockland, NY	92,005,603	15.0	4,968,420	16.1
Bergen-Passaic, NJ	90,387,417	14.7	4,723,604	15.3
Philadelphia, PA-NJ	56,279,698	9.2	3,529,994	11.4
Middlesex-Somerset-Hunterdon, NJ	36,467,668	5.9	1,918,252	6.2
Washington, DC-MD-VA-WV	27,076,275	4.4	1,292,807	4.2
Monmouth-Ocean, NJ	25,664,149	4.2	1,620,863	5.2
Trenton, NJ	16,876,794	2.7	956,597	3.1
Bridgeport-Stamford-Norwalk, CT	10,204,854	1.7	597,747	1.9
New York (Manhattan)	6,686,478	1.1	524,476	1.7

Total	615,074,311	100.0	30,946,453	100.0

(a)
Annualized base rental revenue is based on actual March 2010 billings times 12.  For leases whose rent commences after April 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2010 aggregating 53,057 square feet and representing annualized rent of $1,003,494 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	91,798,205	14.7	3,409,193	12.7
Insurance Carriers & Related Activities	58,154,353	9.5	2,358,904	8.7
Manufacturing	49,575,994	8.1	2,579,024	9.6
Telecommunications	41,311,694	6.7	2,116,484	7.8
Legal Services	37,298,483	6.1	1,419,119	5.3
Health Care & Social Assistance	29,217,942	4.8	1,372,927	5.1
Computer System Design Services	27,524,770	4.5	1,324,943	4.9
Credit Intermediation & Related Activities	26,592,399	4.3	1,021,566	3.8
Scientific Research/Development	22,888,887	3.7	839,595	3.1
Wholesale Trade	18,403,788	3.0	1,236,997	4.6
Accounting/Tax Prep.	17,534,415	2.9	662,777	2.5
Admin & Support, Waste Mgt. & Remediation Services	17,429,772	2.8	805,616	3.0
Architectural/Engineering	15,779,185	2.6	727,439	2.7
Public Administration	15,693,443	2.6	602,186	2.2
Retail Trade	14,325,910	2.3	714,056	2.6
Other Services (except Public Administration)	13,162,607	2.1	522,534	1.9
Management/Scientific	12,141,830	2.0	488,165	1.8
Real Estate & Rental & Leasing	11,675,837	1.9	523,929	1.9
Accommodation & Food Services	11,493,956	1.9	501,945	1.9
Arts, Entertainment & Recreation	11,398,647	1.9	682,519	2.5
Advertising/Related Services	8,743,773	1.4	343,509	1.3
Information Services	8,060,623	1.3	298,479	1.1
Construction	7,179,087	1.2	345,730	1.3
Other Professional	6,550,168	1.1	282,447	1.0
Publishing Industries	6,108,928	1.0	242,504	0.9
Data Processing Services	5,667,773	0.9	243,898	0.9
Transportation	5,556,965	0.9	298,179	1.1
Broadcasting	5,482,463	0.9	198,126	0.7
Utilities	5,302,058	0.9	215,395	0.8
Educational Services	3,975,123	0.6	203,862	0.8
Other	9,045,233	1.4	384,473	1.5

Total	615,074,311	100.0	26,966,520	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual March 2010 billings times 12.  For leases whose rent commences after April 1, 2010 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2010 aggregating 53,057 square feet and representing annualized rent of $1,003,494 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Consolidated Portfolio Analysis (a)
(as of March 31, 2010)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	111	41.5%	49	18.3%	--	--	--	--	--	--	160	59.8%
New York	21	7.8%	41	15.4%	6	2.2%	2	0.7%	2	0.7%	72	26.8%
Pennsylvania	18	6.7%	--	--	--	--	--	--	--	--	18	6.7%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.7%	--	--	--	--	--	--	1	0.4%	11	4.1%
TOTALS By Type:	162	60.4%	95	35.6%	6	2.2%	2	0.7%	3	1.1%	268	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Consolidated Portfolio Analysis (a)
(as of March 31, 2010)

         Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,347,734	62.5%	2,189,531	7.1%	--	--	--	--	21,537,265	69.6%
New York	2,739,384	8.9%	2,348,812	7.6%	387,400	1.3%	17,300	0.1%	5,492,896	17.9%
Pennsylvania	2,025,738	6.4%	--	--	--	--	--	--	2,025,738	6.4%
Connecticut	324,747	1.0%	273,000	0.9%	--	--	--	--	597,747	1.9%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,730,410	83.0%	4,811,343	15.6%	387,400	1.3%	17,300	0.1%	30,946,453	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Consolidated Portfolio Analysis (a)
(Year ended March 31, 2010)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$417,844	67.3%	$18,584	3.0%	--	--	--	--	--	--	$436,428	70.3%
New York	67,308	10.8%	33,990	5.5%	$3,563	0.6%	$191	0.1%	$366	0.1%	105,418	17.1%
Pennsylvania	41,932	6.8%	--	--	--	--	--	--	--	--	41,932	6.8%
Connecticut	6,418	1.0%	3,943	0.6%	--	--	--	--	--	--	10,361	1.6%
Wash., D.C./ Maryland	26,035	4.2%	--	--	--	--	--	--	123	--	26,158	4.2%
TOTALS By Type:	$559,537	90.1%	$56,517	9.1%	$3,563	0.6%	$191	0.1%	$489	0.1%	$620,297	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended March 31, 2010, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Consolidated Portfolio Analysis (a) (b)
(as of March 31, 2010)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	90.0%	90.7%	--	--	90.1%
New York	81.9%	95.2%	97.8%	100.0%	88.8%
Pennsylvania	86.2%	--	--	--	86.2%
Connecticut	79.0%	100.0%	--	--	88.6%
Washington, D.C./ Maryland	72.3%	--	--	--	72.3%
WEIGHTED AVG. By Type:	87.8%	93.4%	97.8%	100.0%	88.8%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring March 31, 2010 aggregating 53,057 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	2,112	0.34	14.77
Fort Lee
One Bridge Plaza	1981	200,000	80.1	4,333	0.70	27.05
2115 Linwood Avenue	1981	68,000	53.7	960	0.15	26.29
Little Ferry
200 Riser Road	1974	286,628	100.0	2,076	0.33	7.24
Lyndhurst
210 Clay Avenue (f)	1981	121,203	89.1	2,310	0.37	23.31
Montvale
95 Chestnut Ridge Road	1975	47,700	0.0	605	0.10	0.00
135 Chestnut Ridge Road	1981	66,150	88.3	1,433	0.23	24.53
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,859	0.78	23.23
140 East Ridgewood Avenue	1981	239,680	93.0	4,995	0.81	22.41
461 From Road	1988	253,554	98.6	6,074	0.98	24.30
650 From Road	1978	348,510	76.4	6,730	1.08	25.28
61 South Paramus Avenue	1985	269,191	81.6	6,369	1.03	28.99
Ridgefield Park
105 Challenger Road	1992	150,050	100.0	4,675	0.75	31.16
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.23	27.07
365 West Passaic Street	1976	212,578	96.1	4,286	0.69	20.98
395 West Passaic Street	1979	100,589	100.0	2,447	0.39	24.33
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.20	15.72
10 Mountainview Road	1986	192,000	74.7	3,154	0.51	21.99
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.31	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,256	0.20	23.92
530 Chestnut Ridge Road	1986	57,204	79.9	956	0.15	20.92
50 Tice Boulevard	1984	235,000	91.8	6,137	0.99	28.45
300 Tice Boulevard	1991	230,000	96.0	5,315	0.86	24.07

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,699	0.27	22.96
228 Strawbridge Drive	1984	74,000	100.0	1,853	0.30	25.04
232 Strawbridge Drive	1986	74,258	98.8	1,474	0.24	20.09

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,233	1.17	29.23
Roseland
4 Becker Farm Road (f)	1983	281,762	97.1	6,188	1.00	24.64
5 Becker Farm Road (f)	1982	118,343	89.8	2,312	0.37	23.70
6 Becker Farm Road (f)	1982	129,732	94.8	2,920	0.47	25.87
101 Eisenhower Parkway	1980	237,000	89.4	5,056	0.82	23.86
103 Eisenhower Parkway	1985	151,545	65.9	2,378	0.38	23.81
105 Eisenhower Parkway	2001	220,000	96.3	5,006	0.81	23.63
75 Livingston Avenue (f)	1985	94,221	55.6	1,323	0.21	27.52
85 Livingston Avenue (f)	1985	124,595	84.8	2,477	0.40	25.54

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,335	1.83	28.34
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,948	3.05	24.89
Harborside Financial Center Plaza 3	1990	725,600	99.2	20,587	3.32	28.60
Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,202	1.00	29.86
Harborside Financial Center Plaza 5	2002	977,225	99.7	36,152	5.84	37.11
101 Hudson Street	1992	1,246,283	97.3	32,613	5.26	26.89

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	68.7	538	0.09	22.20
2 South Gold Drive	1974	33,962	64.5	483	0.08	22.05
600 Horizon Drive	2002	95,000	100.0	1,373	0.22	14.45
700 Horizon Drive	2007	120,000	100.0	2,459	0.40	20.49
Princeton
103 Carnegie Center	1984	96,000	86.7	2,003	0.32	24.07
2 Independence Way (f)	1981	67,401	100.0	1,394	0.22	22.53
3 Independence Way	1983	111,300	91.8	2,044	0.33	20.01
100 Overlook Center	1988	149,600	100.0	5,051	0.81	33.76
5 Vaughn Drive	1987	98,500	85.4	2,404	0.39	28.58

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (c)	1991	195,709	100.0	4,122	0.66	21.06
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,466	0.40	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,773	0.29	15.42
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	4,887	0.79	18.18
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44
Plainsboro
500 College Road East	1984	158,235	10.4	1,113	0.18	67.63
Woodbridge
581 Main Street	1991	200,000	100.0	5,271	0.85	26.36

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	40.5	403	0.06	22.35
3 Paragon Way	1991	66,898	64.3	993	0.16	23.08
4 Paragon Way	2002	63,989	30.8	932	0.15	47.29
100 Willowbrook Road	1988	60,557	86.2	1,198	0.19	22.95
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.65	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	94.3	3,117	0.50	26.96
One River Centre Bldg. 2	1983	120,360	93.0	2,882	0.46	25.75
One River Centre Bldg. 3 and 4	1984	214,518	88.4	4,505	0.73	23.76
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.39	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	443	0.07	20.53
1350 Campus Parkway	1990	79,747	99.9	1,607	0.26	20.17

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	78.9	2,995	0.48	22.58
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.25	21.05
201 Littleton Road	1979	88,369	73.5	1,605	0.26	24.71
Morris Township
412 Mt. Kemble Avenue	1986	475,100	49.7	4,820	0.78	20.41
Parsippany
4 Campus Drive	1983	147,475	91.8	3,214	0.52	23.74
6 Campus Drive	1983	148,291	93.2	3,010	0.49	21.78
7 Campus Drive	1982	154,395	55.4	1,764	0.28	20.62
8 Campus Drive	1987	215,265	100.0	6,087	0.98	28.28
9 Campus Drive	1983	156,495	65.1	2,600	0.42	25.52
4 Century Drive	1981	100,036	70.5	1,623	0.26	23.01
5 Century Drive	1981	79,739	77.1	1,352	0.22	21.99
6 Century Drive	1981	100,036	94.7	1,717	0.28	18.12
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	94.4	6,410	1.03	27.33
2 Hilton Court	1991	181,592	100.0	6,529	1.05	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.18	19.59
600 Parsippany Road	1978	96,000	78.6	1,545	0.25	20.48
1 Sylvan Way	1989	150,557	43.9	375	0.06	5.67
4 Sylvan Way (f)	1984	105,135	100.0	1,768	0.29	18.32
5 Sylvan Way	1989	151,383	98.3	3,576	0.58	24.03
7 Sylvan Way	1987	145,983	100.0	3,219	0.52	22.05
22 Sylvan Way	2009	249,409	100.0	6,011	0.97	24.10
20 Waterview Boulevard (f)	1988	225,550	100.0	4,598	0.74	22.21
35 Waterview Boulevard	1990	172,498	93.4	3,635	0.59	22.56
5 Wood Hollow Road	1979	317,040	73.1	4,764	0.77	20.56

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	80.4	1,386	0.22	22.99
Totowa
999 Riverview Drive	1988	56,066	76.7	953	0.15	22.16

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,043	0.17	21.29
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.21	19.92
Bernards
106 Allen Road	2000	132,010	99.7	3,013	0.49	22.89
Branchburg
51 Imclone Drive (f)	1986	63,213	100.0	316	0.05	5.45
Bridgewater
721 Route 202/206	1989	192,741	81.2	3,668	0.59	23.44
Warren
10 Independence Boulevard (f)	1988	120,528	100.0	3,052	0.49	27.59

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.1	4,596	0.74	25.40

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

Cranford
6 Commerce Drive	1973	56,000	85.7	997	0.16	20.77
11 Commerce Drive	1981	90,000	93.8	1,970	0.32	23.34
12 Commerce Drive	1967	72,260	87.6	898	0.14	14.19
14 Commerce Drive	1971	67,189	68.7	1,109	0.18	24.03
20 Commerce Drive	1990	176,600	100.0	4,303	0.69	24.37
25 Commerce Drive	1971	67,749	94.2	1,394	0.22	21.84
65 Jackson Drive	1984	82,778	97.5	1,882	0.30	23.32
New Providence
890 Mountain Avenue	1977	80,000	91.4	1,836	0.30	25.11

Total New Jersey Office		19,347,734	90.0	417,844	67.35	24.14

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	44.4	17,868	2.89	76.73

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	90.7	3,707	0.60	22.71

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	91.9	1,094	0.18	19.84
101 Executive Boulevard	1971	50,000	30.0	442	0.07	29.47
555 Taxter Road	1986	170,554	80.1	3,497	0.56	25.60
565 Taxter Road	1988	170,554	93.6	4,013	0.65	25.14
570 Taxter Road	1972	75,000	71.7	1,300	0.21	24.17
Hawthorne
1 Skyline Drive	1980	20,400	99.0	322	0.05	15.94
2 Skyline Drive	1987	30,000	100.0	133	0.02	4.43
7 Skyline Drive	1987	109,000	100.0	2,811	0.45	25.79
17 Skyline Drive	1989	85,000	100.0	1,630	0.26	19.18
19 Skyline Drive	1982	248,400	100.0	4,036	0.65	16.25
Tarrytown
200 White Plains Road	1982	89,000	78.8	1,455	0.23	20.75
220 White Plains Road	1984	89,000	85.4	1,742	0.28	22.92
White Plains
1 Barker Avenue	1975	68,000	94.0	1,772	0.29	27.72
3 Barker Avenue	1983	65,300	98.3	1,709	0.28	26.62
50 Main Street	1985	309,000	99.6	10,079	1.62	32.75
11 Martine Avenue	1987	180,000	78.4	4,077	0.66	28.89
1 Water Street	1979	45,700	97.4	1,082	0.17	24.31
Yonkers
1 Executive Boulevard	1982	112,000	100.0	3,039	0.49	27.13
3 Executive Boulevard	1987	58,000	92.7	1,500	0.24	27.90

Total New York Office		2,739,384	81.9	67,308	10.85	30.02

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	92.2	1,520	0.25	27.16
1055 Westlakes Drive	1990	118,487	96.8	2,865	0.46	24.98
1205 Westlakes Drive	1988	130,265	87.6	3,155	0.51	27.65

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

1235 Westlakes Drive	1986	134,902	99.0	3,085	0.50	23.10

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,826	0.46	29.75
200 Stevens Drive	1987	208,000	100.0	6,208	1.00	29.85
300 Stevens Drive	1992	68,000	84.7	1,374	0.22	23.86
Media
1400 Providence Road – Center I	1986	100,000	98.5	2,139	0.34	21.72
1400 Providence Road – Center II	1990	160,000	95.0	3,590	0.58	23.62
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	96.7	2,982	0.48	24.52
Blue Bell
4 Sentry Park	1982	63,930	78.8	938	0.15	18.62
5 Sentry Park East	1984	91,600	58.5	978	0.16	18.25
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Park West	1988	93,093	93.0	1,980	0.32	22.87
18 Sentry Park West	1988	95,010	96.5	2,101	0.34	22.92
King of Prussia
2200 Renaissance Boulevard	1985	174,124	66.7	2,360	0.38	20.32
Lower Providence
1000 Madison Avenue	1990	100,700	54.5	899	0.14	16.38
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	76.9	2,679	0.43	20.77

Total Pennsylvania Office		2,025,738	86.2	41,932	6.76	24.02

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	68.1	2,558	0.41	25.82
Stamford
1266 East Main Street	1984	179,260	87.7	3,860	0.62	24.55

Total Connecticut Office		324,747	79.0	6,418	1.03	25.01

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,821	1.10	40.23
1400 L Street, NW	1987	159,000	100.0	5,889	0.95	37.04

Total District of Columbia Office		328,549	100.0	12,710	2.05	38.69

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	76.2	1,857	0.30	21.76
6303 Ivy Lane	1980	112,047	73.0	1,617	0.26	19.77
6305 Ivy Lane	1982	112,022	77.0	1,698	0.27	19.69
6404 Ivy Lane	1987	165,234	54.7	1,532	0.25	16.95
6406 Ivy Lane	1991	163,857	0.0	62	0.01	0.00
6411 Ivy Lane	1984	138,405	83.5	2,892	0.47	25.02

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

Lanham
4200 Parliament Place	1989	122,000	88.5	2,757	0.44	25.53

Total Maryland Office		964,258	62.8	13,325	2.15	21.99

TOTAL OFFICE PROPERTIES		25,730,410	87.8	559,537	90.19	24.88

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	557	0.09	8.64
5 Terri Lane	1992	74,555	78.8	477	0.08	8.12
Moorestown
2 Commerce Drive	1986	49,000	85.4	251	0.04	6.00
101 Commerce Drive	1988	64,700	100.0	275	0.04	4.25
102 Commerce Drive	1987	38,400	100.0	240	0.04	6.25
201 Commerce Drive	1986	38,400	100.0	223	0.04	5.81
202 Commerce Drive	1988	51,200	75.0	256	0.04	6.67
1 Executive Drive	1989	20,570	81.1	159	0.03	9.53
2 Executive Drive	1988	60,800	90.3	464	0.07	8.45
101 Executive Drive	1990	29,355	99.7	305	0.05	10.42
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	127	0.02	3.17
97 Foster Road	1982	43,200	75.5	154	0.02	4.72
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	100.0	236	0.04	4.47
1247 North Church Street	1998	52,790	58.1	223	0.04	7.27
1256 North Church Street	1984	63,495	100.0	451	0.07	7.10
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66
844 North Lenola Road	1995	28,670	100.0	165	0.03	5.76
915 North Lenola Road	1998	52,488	100.0	286	0.05	5.45
2 Twosome Drive	2000	48,600	100.0	450	0.07	9.26
30 Twosome Drive	1997	39,675	89.9	282	0.05	7.91
31 Twosome Drive	1998	84,200	100.0	483	0.08	5.74
40 Twosome Drive	1996	40,265	100.0	306	0.05	7.60
41 Twosome Drive	1998	43,050	77.7	195	0.03	5.83
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	132	0.02	6.11

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	215	0.03	16.20
200 Horizon Drive	1991	45,770	100.0	548	0.09	11.97
300 Horizon Drive	1989	69,780	100.0	1,070	0.17	15.33
500 Horizon Drive	1990	41,205	88.7	515	0.08	14.09

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.11	18.71
1340 Campus Parkway	1992	72,502	92.5	945	0.15	14.09
1345 Campus Parkway	1995	76,300	85.4	852	0.14	13.08
1433 Highway 34	1985	69,020	82.7	502	0.08	8.79
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	100.0	218	0.04	10.30

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	62.2	347	0.06	14.32
2 Center Court	1998	30,600	99.3	396	0.06	13.03
11 Commerce Way	1989	47,025	100.0	581	0.09	12.36
20 Commerce Way	1992	42,540	70.8	371	0.06	12.32
29 Commerce Way	1990	48,930	100.0	693	0.11	14.16
40 Commerce Way	1987	50,576	43.5	375	0.06	17.05
45 Commerce Way	1992	51,207	96.4	499	0.08	10.11
60 Commerce Way	1988	50,333	100.0	611	0.10	12.14
80 Commerce Way	1996	22,500	100.0	259	0.04	11.51
100 Commerce Way	1996	24,600	66.9	283	0.05	17.20
120 Commerce Way	1994	9,024	100.0	124	0.02	13.74
140 Commerce Way	1994	26,881	89.3	371	0.06	15.46

Total New Jersey Office/Flex		2,189,531	90.7	18,584	3.01	9.36

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	72.8	414	0.07	17.88
75 Clearbrook Road	1990	32,720	100.0	433	0.07	13.23
125 Clearbrook Road	2002	33,000	100.0	712	0.11	21.58
150 Clearbrook Road	1975	74,900	100.0	939	0.15	12.54
175 Clearbrook Road	1973	98,900	100.0	1,503	0.24	15.20
200 Clearbrook Road	1974	94,000	76.6	715	0.12	9.93
250 Clearbrook Road	1973	155,000	97.3	1,434	0.23	9.51
50 Executive Boulevard	1969	45,200	87.6	465	0.07	11.74
77 Executive Boulevard	1977	13,000	100.0	252	0.04	19.38
85 Executive Boulevard	1968	31,000	99.4	577	0.09	18.73
300 Executive Boulevard	1970	60,000	100.0	731	0.12	12.18
350 Executive Boulevard	1970	15,400	98.8	233	0.04	15.31
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98
400 Executive Boulevard	1970	42,200	63.5	489	0.08	18.25
500 Executive Boulevard	1970	41,600	100.0	685	0.11	16.47
525 Executive Boulevard	1972	61,700	100.0	1,041	0.17	16.87
1 Westchester Plaza	1967	25,000	100.0	349	0.06	13.96
2 Westchester Plaza	1968	25,000	100.0	540	0.09	21.60
3 Westchester Plaza	1969	93,500	84.9	849	0.14	10.70
4 Westchester Plaza	1969	44,700	59.1	427	0.07	16.16
5 Westchester Plaza	1969	20,000	100.0	248	0.04	12.40
6 Westchester Plaza	1968	20,000	100.0	311	0.05	15.55
7 Westchester Plaza	1972	46,200	100.0	746	0.12	16.15
8 Westchester Plaza	1971	67,200	100.0	970	0.16	14.43
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	626	0.10	13.32
4 Skyline Drive	1987	80,600	94.5	1,364	0.22	17.91
5 Skyline Drive	1980	124,022	99.3	1,597	0.26	12.97
6 Skyline Drive	1980	44,155	100.0	183	0.03	4.14
8 Skyline Drive	1985	50,000	92.7	946	0.15	20.41
10 Skyline Drive	1985	20,000	84.4	301	0.05	17.83

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)
11 Skyline Drive	1989	45,000	100.0	803	0.13	17.84
12 Skyline Drive	1999	46,850	100.0	693	0.11	14.79
15 Skyline Drive	1989	55,000	100.0	1,194	0.19	21.71
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,504	0.24	19.62
200 Corporate Boulevard South	1990	84,000	99.8	1,519	0.24	18.12
4 Executive Plaza	1986	80,000	100.0	1,393	0.22	17.41
6 Executive Plaza	1987	80,000	97.4	1,533	0.25	19.67
1 Odell Plaza	1980	106,000	99.9	1,317	0.21	12.44
3 Odell Plaza	1984	71,065	100.0	1,595	0.26	22.44
5 Odell Plaza	1983	38,400	89.2	576	0.09	16.82
7 Odell Plaza	1984	42,600	99.6	745	0.12	17.56

Total New York Office/Flex		2,348,812	95.2	33,990	5.48	15.20

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,363	0.22	15.49
500 West Avenue	1988	25,000	100.0	416	0.07	16.64
550 West Avenue	1990	54,000	100.0	833	0.13	15.43
600 West Avenue	1999	66,000	100.0	645	0.10	9.77
650 West Avenue	1998	40,000	100.0	686	0.11	17.15

Total Connecticut Office/Flex		273,000	100.0	3,943	0.63	14.44

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	93.4	56,517	9.12	12.58

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	94	0.02	14.24
2 Warehouse Lane	1957	10,900	100.0	169	0.03	15.50
3 Warehouse Lane	1957	77,200	100.0	363	0.06	4.70
4 Warehouse Lane	1957	195,500	96.7	1,469	0.24	7.77
5 Warehouse Lane	1957	75,100	97.1	943	0.15	12.93
6 Warehouse Lane	1982	22,100	100.0	525	0.08	23.76

Total Industrial/Warehouse Properties		387,400	97.8	3,563	0.58	9.41

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	162	0.03	17.42
Yonkers
2 Executive Boulevard	1986	8,000	100.0	29	0.00	3.63

Total Retail Properties		17,300	100.0	191	0.03	11.04

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	181	0.03	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	366	0.06	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A (f)	--	--	--	123	0.02	--

Total Maryland Land Leases		--	--	123	0.02	--

Total Land Leases		--	--	489	0.08	--

TOTAL PROPERTIES		30,946,453	88.8	620,297	100.00	22.66

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2010 aggregating 53,057 square feet (representing 0.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended March 31, 2010, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended March 31, 2010, divided by net rentable square feet leased at March 31, 2010.
(e)
Total base rent for 2010 minus total 2010 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP, divided by net rentable square feet leased at March 31, 2010.

(f)
As this property was acquired, placed in service or initially consolidated by the Company during the 12 months ended March 31, 2010, the amounts represented in 2010 base rent reflect only that portion of the year during which the Company owned the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2010 average base rent per sq. ft. for this property have been calculated by taking 2010 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at March 31, 2010.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended March 31, 2010.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of March 31, 2010, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	14,372,033	2.3	526,023	2.0	(b)
DB Services New Jersey, Inc.	2	10,905,426	1.8	402,068	1.5	2017
Wyndham Worldwide Operations	2	9,156,368	1.5	395,392	1.5	(c)
United States of America-GSA	12	9,118,458	1.5	290,598	1.1	(d)
New Cingular Wireless PCS, LLC	3	9,032,132	1.5	405,530	1.5	(e)
Keystone Mercy Health Plan	2	8,867,108	1.4	303,149	1.1	2020
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
Forest Research Institute, Inc.	1	8,271,398	1.3	215,659	0.8	2017
AT&T Corp.	2	7,934,132	1.3	395,528	1.5	(f)
ICAP Securities USA, LLC	1	6,304,775	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
Daiichi Sankyo, Inc.	2	5,899,368	1.0	180,807	0.7	(g)
TD Ameritrade Online Holdings	1	5,830,626	0.9	184,222	0.7	2015
Credit Suisse (USA), Inc.	1	5,212,307	0.8	153,464	0.6	(h)
Allstate Insurance Company	8	5,098,781	0.8	213,236	0.8	(i)
Merrill Lynch Pierce Fenner	1	5,001,213	0.8	294,189	1.1	2017
Montefiore Medical Center	5	4,901,818	0.8	222,670	0.8	(j)
IBM Corporation	2	4,804,821	0.8	292,304	1.1	(k)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
KPMG, LLP	3	4,752,555	0.8	176,520	0.7	(l)
Samsung Electronics America	1	4,184,278	0.7	150,050	0.6	2010
J.H. Cohn, LLP	1	4,163,176	0.7	154,035	0.6	2020
Morgan Stanley Smith Barney	4	4,054,714	0.7	142,530	0.5	(m)
Vonage America, Inc.	1	4,011,000	0.7	350,000	1.3	2017
Bank Of Tokyo-Mitsubishi, Ltd.	1	3,872,785	0.6	137,076	0.5	2019
Lehman Brothers Holdings, Inc.	1	3,711,906	0.6	137,800	0.5	(n)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.1	2013
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(o)
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
Shaw Facilities, Inc.	3	2,992,248	0.5	141,172	0.5	(p)
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
HQ Global Workplaces, LLC	7	2,801,019	0.5	133,209	0.5	(q)
High Point Safety & Insurance	2	2,794,113	0.5	116,889	0.4	2020
Tullett Prebon Holdings Corp.	1	2,787,758	0.5	113,041	0.4	(r)
Paychex North America, Inc.	4	2,664,664	0.4	122,674	0.5	(s)
Connell Foley, LLP	2	2,533,422	0.4	97,822	0.4	2015
AAA Mid-Atlantic, Inc.	2	2,529,519	0.4	129,784	0.5	(t)
Regus Business Centre Corp.	2	2,528,176	0.4	79,805	0.3	2011
New Jersey Turnpike Authority	1	2,522,258	0.4	100,223	0.4	2017
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Movado Group, Inc	1	2,449,828	0.4	90,050	0.3	2013
Lowenstein Sandler, P.C.	1	2,417,586	0.4	98,677	0.4	2017
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
Nextel of New York, Inc.	2	2,225,875	0.4	97,435	0.4	(u)
Norris, McLaughlin & Marcus, PA	1	2,216,282	0.4	86,913	0.3	2017

Total		235,882,222	38.6	9,490,234	35.5
See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual March 2010 billings times 12.  For leases whose rent commences after April 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	394,849 square feet expire in 2012; 14,056 square feet expire in 2013; 117,118 square feet expire 2019.
(c)	145,983 square feet expire in 2011; 249,409 square feet expire in 2024.
(d)
11,825 square feet expire in 2010; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 65,438 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(e)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(f)	120,528 square feet expire in 2011; 275,000 square feet expire in 2014.
(g)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(h)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(i)	41,207 square feet expire in 2010; 83,693 square feet expire in 2011; 29,005 square feet expire in 2013; 5,348 square feet expire in 2015; 53,983 square feet expire in 2017.
(j)
5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020.

(k)	248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(l)	77,381 square feet expire in 2012; 53,409 square feet expire in 2019; 45,730 square feet expire in 2020.
(m)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(n)	63,686 square feet expire in 2010; 74,114 square feet expire in 2012.
(o)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(p)	39,060 square feet expire in 2013; 102,112 square feet expire in 2015.
(q)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021.

(r)	12,282 square feet expire in 2011; 100,759 square feet expire in 2023.
(s)	50,478 square feet expire in 2010; 30,156 square feet expire in 2013; 42,040 square feet expire in 2021.
(t)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(u)	12,056 square feet expire in 2010; 30,292 square feet expire in 2011; 35,000 square feet expire in 2014; 20,087 square feet expire in 2016.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	80	849,839	3.1	20,444,694	24.06	3.2
Central NJ	42	236,813	0.9	5,485,342	23.16	0.9
Westchester Co., NY	56	163,535	0.6	3,665,163	22.41	0.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	23	97,201	0.4	1,734,113	17.84	0.3
Fairfield, CT	9	20,877	0.1	391,977	18.78	0.1
Washington, DC/MD	15	59,050	0.2	1,843,893	31.23	0.3
Rockland Co., NY	4	6,662	(d)	158,815	23.84	(d)
TOTAL – 2010	229	1,433,977	5.3	33,723,997	23.52	5.4

2011
Northern NJ	119	1,089,161	3.9	26,156,181	24.01	4.3
Central NJ	67	666,718	2.5	15,652,876	23.48	2.5
Westchester Co., NY	112	554,615	2.1	12,586,023	22.69	2.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	80	690,017	2.6	11,802,860	17.11	1.9
Fairfield, CT	16	99,899	0.4	2,917,794	29.21	0.5
Washington, DC/MD	16	79,997	0.3	2,293,593	28.67	0.4
Rockland Co., NY	5	7,673	(d)	196,165	25.57	(d)
TOTAL – 2011	415	3,188,080	11.8	71,605,492	22.46	11.6

2012
Northern NJ	117	1,538,752	5.7	42,518,026	27.63	6.9
Central NJ	51	471,346	1.8	10,655,467	22.61	1.7
Westchester Co., NY	87	438,231	1.6	9,134,636	20.84	1.5
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	57	404,345	1.5	6,142,731	15.19	1.0
Fairfield, CT	6	21,918	0.1	614,584	28.04	0.1
Washington, DC/MD	21	112,651	0.4	3,425,935	30.41	0.6
Rockland Co., NY	3	9,329	(d)	241,321	25.87	(d)
TOTAL – 2012	342	2,996,572	11.1	72,732,700	24.27	11.8

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	345	3,897,933	14.5		85,166,291	21.85	13.9

2014	276	2,909,802	10.8		63,244,786	21.74	10.3

2015	243	3,238,366	12.0		71,521,694	22.09	11.6

2016	114	1,400,414	5.2		32,390,545	23.13	5.3

2017	107	2,671,852	9.9		63,828,757	23.89	10.4

2018	69	1,167,546	4.3		25,633,092	21.95	4.2

2019	49	1,024,497	3.8		22,049,246	21.52	3.6

2020	47	1,011,282	3.8		23,126,793	22.87	3.8

2021 and thereafter	46	2,026,199	7.5		50,050,918	24.70	8.1
Total/
Weighted Average	2,282	26,966,520	(c) (e)	100.0	615,074,311	22.81	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2010 billings times 12.  For leases whose rent commences after April 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2010 aggregating 53,057 square feet and representing annualized rent of $1,003,494 for which no new leases were signed.
(d)	Represents less than .05%
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,966,520
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	519,867
Square footage unleased	3,460,066
Total net rentable square footage (does not include land leases)	30,946,453

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	67	730,606	3.2	19,057,067	26.08	3.4
Central NJ	36	151,776	0.7	4,032,538	26.57	0.7
Westchester Co., NY	31	94,381	0.4	2,523,895	26.74	0.5
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	18	63,801	0.3	1,487,203	23.31	0.3
Fairfield Co., CT	8	13,877	0.1	328,977	23.71	0.1
Washington, DC/MD	15	59,050	0.3	1,843,893	31.26	0.3
Rockland Co., NY	4	6,662	(d)	158,815	23.84	(d)
TOTAL – 2010	179	1,120,153	5.0	29,432,388	26.28	5.3

2011
Northern NJ	114	1,056,957	4.7	25,707,541	24.32	4.6
Central NJ	58	633,929	2.8	15,169,516	23.93	2.8
Westchester Co., NY	70	301,783	1.4	8,645,603	28.65	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	52	380,646	1.7	9,668,617	25.40	1.8
Fairfield Co., CT	16	99,899	0.5	2,917,794	29.21	0.5
Washington, DC/MD	16	79,997	0.4	2,293,593	28.67	0.4
Rockland Co., NY	5	7,673	(d)	196,165	25.57	(d)
TOTAL – 2011	331	2,560,884	11.5	64,598,829	25.23	11.7

2012
Northern NJ	105	1,452,373	6.7	41,236,285	28.39	7.6
Central NJ	45	423,938	1.9	10,081,354	23.78	1.8
Westchester Co., NY	51	181,354	0.8	4,761,475	26.26	0.9
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	39	182,715	0.8	4,353,351	23.83	0.8
Fairfield Co., CT	6	21,918	0.1	614,584	28.04	0.1
Washington, DC/MD	21	112,651	0.5	3,425,935	30.41	0.6
Rockland Co., NY	3	9,329	(d)	241,321	25.87	(d)
TOTAL – 2012	270	2,384,278	10.8	64,714,305	27.14	11.8

2013	263	2,999,386	13.6	72,410,584	24.14	13.2

2014	222	2,315,788	10.5	55,901,327	24.14	10.2

2015	203	2,922,381	13.2	67,859,255	23.22	12.3

2016	96	1,120,622	5.1	27,937,036	24.93	5.1

2017	84	2,428,529	11.0	60,190,216	24.78	10.9

2018	43	743,425	3.4	20,417,321	27.46	3.7

2019	34	680,750	3.1	17,074,619	25.08	3.1

2020	36	851,594	3.9	21,058,639	24.73	3.8

2021 and thereafter	41	1,963,601	8.9	49,095,776	25.00	8.9
Totals/Weighted Average	1,802	22,091,391 (c)	100.0	550,690,295	24.93	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2010 billings times 12.  For leases whose rent commences after April 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2010 aggregating 53,057 square feet and representing annualized rent of $1,003,494 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	13	119,233	2.6	1,387,627	11.64	2.2
Central NJ	6	85,037	1.8	1,452,804	17.08	2.4
Westchester Co., NY	24	64,204	1.4	1,052,168	16.39	1.8
Sub. Philadelphia	5	33,400	0.8	246,910	7.39	0.4
Fairfield Co., CT	1	7,000	0.2	63,000	9.00	0.1
TOTAL – 2010	49	308,874	6.8	4,202,509	13.61	6.9

2011
Northern NJ	5	32,204	0.8	448,640	13.93	0.7
Central NJ	9	32,789	0.7	483,360	14.74	0.8
Westchester Co., NY	40	233,432	5.2	3,711,820	15.90	6.2
Sub. Philadelphia	28	309,371	6.9	2,134,243	6.90	3.6
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2011	82	607,796	13.6	6,778,063	11.15	11.3

2012
Northern NJ	12	86,379	1.8	1,281,741	14.84	2.1
Central NJ	6	47,408	1.1	574,113	12.11	1.0
Westchester Co., NY	35	250,239	5.6	4,300,143	17.18	7.1
Sub. Philadelphia	18	221,630	5.0	1,789,380	8.07	3.0
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2012	71	605,656	13.5	7,945,377	13.12	13.2

2013	71	744,242	16.6	11,369,657	15.28	18.9

2014	50	554,169	12.4	6,539,749	11.80	10.9

2015	39	287,985	6.4	3,340,439	11.60	5.6

2016	18	279,792	6.3	4,453,509	15.92	7.4

2017	23	243,323	5.4	3,638,541	14.95	6.0

2018	24	281,039	6.3	3,927,721	13.98	6.5

2019	15	343,747	7.7	4,974,627	14.47	8.3

2020	11	159,688	3.6	2,068,154	12.95	3.4

2021 and thereafter	5	62,598	1.4	955,142	15.26	1.6
Totals/Weighted
Average	458	4,478,909	100.0	60,193,488	13.44	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2010 billings times 12.  For leases whose rent commences after April 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2010, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010	1	4,950	1.3	89,100	18.00	2.3

2011	2	19,400	5.1	228,600	11.78	6.1

2012	1	6,638	1.8	73,018	11.00	1.9

2013	11	154,305	40.7	1,386,050	8.98	36.8

2014	3	30,545	8.1	628,710	20.58	16.7

2015	1	28,000	7.4	322,000	11.50	8.6

2018	1	135,082	35.6	1,040,000	7.70	27.6
Totals/Weighted
Average	20	378,920	100.0	3,767,478	9.94	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2010 billings times 12.  For leases whose rent commences after April 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2010, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	41.4

2018	1	8,000	46.2	248,050	31.01	58.6
Totals/Weighted
Average	2	17,300	100.0	423,050	24.45	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual March 2010 billings times 12.  For leases whose rent commences after April 1, 2010 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2010